UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2023

PHX MINERALS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31759	73-1055775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive Suite 720
Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 948-1560

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting by live audio-only webcast on March 6, 2023. Based on the record date of January 9, 2023, there were 36,496,997 shares of Common Stock, par value $0.01666 per share (“Common Stock”), outstanding and entitled to vote at the 2023 Annual Meeting, of which 29,019,295 shares, or approximately 79.5% of the Company’s Common Stock issued and outstanding, were represented either in person or by proxy.

At the 2023 Annual Meeting, the Company’s stockholders voted on the following proposals, detailed descriptions of which are contained in the 2023 Proxy Statement:

(1)	Election of Steven L. Packebush and Chad L. Stephens to serve as directors for three-year terms ending on the date of the Company’s annual meeting of stockholders in 2026.
(2)	Advisory vote to approve the compensation of the Company’s named executive officers.
(3)	Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
(4)	Approval of an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares.

All proposals were approved by the Company’s stockholders. The following tables provide the results of each voting proposal:

Proposal #1 – Election of two directors for a term of three years:
	For	Against	Abstentions	Broker Non-Votes
Steven L. Packebush	18,395,064	1,213,366	33,683	9,377,181
Chad L. Stephens	17,748,379	1,864,419	29,315	9,377,181

Proposal #2 – Advisory vote to approve the compensation of the Company’s named executive officers:
	For	Against	Abstentions	Broker Non-Votes
Totals	17,756,471	1,758,170	127,472	9,377,181

Proposal #3 – Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:
	For	Against	Abstentions	Broker Non-Votes
Totals	28,672,466	310,721	36,108	-
Proposal #4 – Approval of an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares:
	For	Against	Abstentions	Broker Non-Votes
Totals	17,905,808	1,658,406	77,899	9,377,181

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	PHX Minerals Inc. Amended and Restated 2021 Long-Term Incentive Plan
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2023	By:	/s/ Chad L. Stephens
Chad L. Stephens President and Chief Executive Officer